Exhibit 10.1
AMENDMENT NO. 1 TO BACKSTOP AGREEMENT
This AMENDMENT NO. 1 TO BACKSTOP AGREEMENT (this “Amendment”) is entered into as of October 26, 2026 (the “Amendment Effective Date”), by and among Playboy, Inc. (the “Company”), The Million S.a.r.l. (“The Million”), and Rizvi Master LLC (“Rizvi” and, together with The Million, the “Equity Investors” and each, an “Equity Investor”).
WHEREAS, the Company and the Equity Investors are parties to that certain Backstop Agreement, dated as of June 18, 2026 (the “Backstop Agreement”), entered into in connection with that certain Stock Repurchase Agreement, dated as of June 18, 2026, by and among the Company and the Sellers (as defined therein) (the “Stock Repurchase Agreement”);
WHEREAS, under the Stock Repurchase Agreement, 4,761,905 shares of Common Stock are scheduled to be purchased on or before November 1, 2026 (the “Tranche 3 Shares” and such purchase, “Tranche 3”), and the remaining 7,065,721 shares of Common Stock are scheduled to be purchased on or before December 31, 2026 (the “Tranche 4 Shares” and such purchase, “Tranche 4”);
WHEREAS, the Equity Investors desire that The Million fund 100% of the Commitment with respect to Tranche 3, that Rizvi have no Commitment with respect to Tranche 3, and that the Commitments with respect to Tranche 4 remain pro rata as provided in the Backstop Agreement;
WHEREAS, on October 15, 2026, the Company delivered notice (the “Notice”) to the Equity Investors that the Company will not purchase any of the Tranche 3 Shares and requires the Equity Investors to purchase all of the Tranche 3 Shares in order to satisfy the Company’s obligations under Section 2.2(c) of the Stock Repurchase Agreement, and that the Company thereby assigned to the Equity Investors (on a pro rata basis) its right to purchase the Tranche 3 Shares to the extent necessary for the Equity Investors to perform their obligations pursuant to their respective Commitments, with such notice also serving as written notice to the Sellers of such assignment pursuant to Section 7.4 of the Stock Repurchase Agreement and delivered in accordance with Section 7.1 thereof; and
WHEREAS, Section 6 of the Backstop Agreement provides that it may be amended only by an agreement in writing signed by the Company and the Equity Investors.
NOW, THEREFORE, in consideration of the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Definitions
Capitalized terms used but not defined in this Amendment have the meanings given to them in the Backstop Agreement or, if not defined there, in the Stock Repurchase Agreement.
2.Reallocation of Tranche 3 Commitment
2.1Notwithstanding anything to the contrary in the Backstop Agreement (including Section 1 thereof and the Percentage Obligations set forth on the signature pages thereto) or the Notice, effective as of the Amendment Effective Date, solely with respect to Tranche 3: (a) The Million’s Percentage Obligation shall be 100%, and its Commitment shall be the obligation to purchase all 4,761,905 Tranche 3 Shares for aggregate cash consideration of $5,000,000.25, payable in immediately available funds on or before November 1, 2026, in accordance with the Backstop Agreement, this Amendment and the Stock Repurchase Agreement; and (b) Rizvi’s Percentage Obligation and Commitment shall be zero.

2.2Rizvi is released from any obligation to fund, purchase or otherwise participate in Tranche 3; provided that such release shall not release, discharge or otherwise limit any obligation of the Company to the Sellers under the Stock Repurchase Agreement. The Million accepts the increased Tranche 3 Commitment on the same terms and conditions that apply to Commitments under the Backstop Agreement and the Notice. For the avoidance of doubt, the aggregate cash consideration payable for the Tranche 3 Shares is $5,000,000.25, payable in immediately available funds as provided in Section 2.2(c) of the Stock Repurchase Agreement. For purposes of the second recital of the Backstop Agreement, The Million consents to the increase in its Commitment and Percentage Obligation effected by this Amendment.
3.Tranche 4 Unchanged
Nothing in this Amendment changes the Equity Investors’ Commitments, Percentage Obligations or Fees with respect to Tranche 4. The Equity Investors’ Commitments for Tranche 4 remain pro rata in accordance with the Percentage Obligations set forth on the signature pages to the Backstop Agreement, being approximately 44.5054% for The Million and 55.4946% for Rizvi of the Unpurchased Share Value attributable to any Tranche 4 Shares that the Company does not purchase.
4.Fees
4.1Rizvi irrevocably waives any Fees under Section 2 of the Backstop Agreement attributable to Tranche 3.
4.2The Million acknowledges and agrees that, pursuant to the terms of this Amendment, including the deemed amendment of the Notice, that it shall receive no Fees with respect to Tranche 3 and no Fees or other amount shall be payable by the Company in respect of the increase in The Million’s Tranche 3 Commitment under this Amendment.
5.Ownership Cap; Standstill
5.1Section 3 of the Backstop Agreement (Ownership Cap), including the 29.99% Ownership Cap, remains in full force and effect. The Million represents that funding its Tranche 3 Commitment as amended by this Amendment will not cause it to exceed the Ownership Cap.
5.2Consistent with Section 6 of the Backstop Agreement, nothing in this Amendment amends, modifies or waives the Standstill Agreement, dated as of October 30, 2024, between the Company and The Million’s affiliate, Byborg Enterprises, S.A., or the Standstill Agreement, dated as of January 30, 2023, between the Company and affiliates of Rizvi.
6.Tranche 3 Notice
The Notice is hereby deemed amended to reflect the Commitment reallocation set forth in Section 2 of this Amendment, including that the Company will not purchase any of the Tranche 3 Shares and The Million acknowledges and agrees that it assumes the obligation to purchase all of the Tranche 3 Shares on or before November 1, 2026. The Equity Investors waive the 10-business-day notice period under Section 1(b) of the Backstop Agreement and any other requirement that would otherwise apply to the Notice as hereby amended.

7.Consents
7.1Execution of the applicable consent set forth on the signature pages to this Amendment constitutes (a) the consent of the Sellers to this Amendment for all purposes of the Stock Repurchase Agreement and (b) the prior written consent of the Administrative Agent contemplated by the definition of “Backstop Agreement” added by Amendment No. 8 to the Amended and Restated Credit and Guaranty Agreement, dated June 18, 2026, in each case given before this Amendment is effective.
8.Representations
Each party hereto represents to the others that it has all requisite power and authority to execute, deliver and perform this Amendment, that this Amendment has been duly authorized, executed and delivered by it, and that this Amendment is its valid and binding obligation, enforceable in accordance with its terms.
9.Miscellaneous
9.1Except as expressly amended by this Amendment, the Backstop Agreement remains unchanged and in full force and effect. From and after the Amendment Effective Date, each reference to the Backstop Agreement in the Backstop Agreement or the Stock Repurchase Agreement means the Backstop Agreement as amended by this Amendment.
9.2Sections 7 through 14 of the Backstop Agreement (including governing law, submission to jurisdiction and venue, waiver of jury trial, specific performance and no recourse) apply to this Amendment, mutatis mutandis.
9.3This Amendment may be executed in counterparts (including by electronic signature or PDF), each of which is an original and all of which together constitute one instrument.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

PLAYBOY, INC. By: /s/ Marc Crossman Name: Marc Crossman Title: Chief Financial Officer & Chief Operating Officer	THE MILLION S.A.R.L. By: /s/ Raffaele Zucca Alessandrelli Name: Raffaele Zucca Alessandrelli Title: Manager
RIZVI MASTER LLC By: /s/ Suhail Rizvi Name: Suhail Rizvi Title: Manager

CONSENT OF SELLERS
Each of the undersigned Sellers, solely in its capacity as a Seller and solely for purposes of Section 2.6 of the Stock Repurchase Agreement, hereby consents to the amendments to the Backstop Agreement expressly set forth in this Amendment. For the avoidance of doubt, this consent does not amend, waive, release or otherwise limit any right or remedy of any Seller under the Stock Repurchase Agreement.

DRAWBRIDGE SPECIAL OPPORTUNITIES LP
By: Drawbridge Special Opportunities GP LLC, its general partner

By: /s/ Vincent Randazzo
Name: Vincent Randazzo
Title: Deputy Chief Financial Officer

DBDB FUNDING LLC

By: /s/ Vincent Randazzo
Name: Vincent Randazzo
Title: Deputy Chief Financial Officer

DBO PLYB HOLDINGS LLC

By: /s/ Vincent Randazzo
Name: Vincent Randazzo
Title: Deputy Chief Financial Officer

DRAWBRIDGE DSO SECURITIES LLC

By: /s/ Vincent Randazzo
Name: Vincent Randazzo
Title: Deputy Chief Financial Officer

FCO XVII PLYB HOLDINGS LLC
By: /s/ Vincent Randazzo
Name: Vincent Randazzo
Title: Authorized Signatory

FLF I SECURITIES L.P.
By: Fortress Lending Advisors LLC, its general partner

By: /s/ Vincent Randazzo
Name: Vincent Randazzo
Title: Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES XI CLO LIMITED
By: FCOD CLO Management LLC, its collateral manager

By: /s/ Vincent Randazzo
Name: Vincent Randazzo
Title: Deputy Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XV CLO LIMITED
By: FCOD CLO Management LLC, its collateral manager

By: /s/ Vincent Randazzo
Name: Vincent Randazzo
Title: Deputy Chief Financial Officer

CONSENT OF ADMINISTRATIVE AGENT
The undersigned, as Administrative Agent under the Amended and Restated Credit and Guaranty Agreement, dated as of May 10, 2023 (as amended, including by Amendment No. 8 thereto dated June 18, 2026), hereby gives its prior written consent to this Amendment for purposes of the definition of “Backstop Agreement” therein.

DBD CREDIT FUNDING LLC, as Administrative Agent By: /s/ Vincent Randazzo Name: Vincent Randazzo Title: Authorized Signatory